Exhibit 99.1

                                                        FOR INFORMATION CONTACT:
                                                    Elisha Finney (650) 424-6803
                                                        elisha.finney@varian.com

                                                     Spencer Sias (650) 424-5782
                                                         spencer.sias@varian.com

                                                          FOR IMMEDIATE RELEASE:

  VARIAN MEDICAL SYSTEMS REPORTS RESULTS FOR SECOND QUARTER OF FISCAL YEAR 2006

Varian Medical Systems Reports Second Quarter Net Earnings Per Diluted Share of $0.41 ($0.46 Excluding Stock Option Expensing)

PALO ALTO, Calif., April 25, 2006 - Varian Medical Systems (NYSE:VAR) today is reporting another solid quarter with growth in net orders, revenues, net earnings, and backlog for the second quarter of fiscal year 2006. Including the impact of stock option expensing, the company generated net earnings of $56 million or $0.41 per diluted share for the quarter. Excluding option expensing of approximately $7 million or $0.05 per diluted share, net earnings were $63 million or $0.46 per diluted share. Earnings for the second quarter of fiscal 2005 were $54 million or $0.39 per diluted share.

         "Excluding the impact of option expensing initiated this fiscal year, second quarter net earnings per diluted share grew by 18 percent over the year-ago quarter," said Tim Guertin, President and CEO of Varian Medical Systems. "The second quarter was marked by strong revenue growth in our Oncology Systems and X-Ray Products businesses with solid contributions from some of our emerging businesses in brachytherapy and flat-panel digital image detectors for filmless X-rays."

         Second-quarter revenues for the company were an all-time record $414 million, up 18 percent from revenues of $351 million in the same period in fiscal 2005. Net orders for the quarter were $429 million, up 9 percent from the year-ago quarter. Backlog at the end of the quarter stood at a record $1.3 billion, 20 percent higher than at the end of the second quarter of fiscal 2005.

         The company generated strong cash flow from operations in the second quarter and ended the quarter with $394 million in cash and marketable securities. The company spent $85 million during the period to repurchase 1.5 million shares of its common stock. Days sales outstanding at the end of the quarter was 82, up 2 days from the same time last fiscal year, but down 10 days from the end of the first quarter of this fiscal year.

                                   -- MORE --

Varian Medical Systems Reports Results for Second Quarter of
Fiscal Year 2006                                                          Page 2

ONCOLOGY SYSTEMS

         Oncology Systems' second quarter revenues totaled $346 million, up 18 percent from the second quarter of last fiscal year. This business recorded second-quarter net orders of $365 million, up 8 percent from the same period last year. Net orders were up 20 percent in North America and down 4 percent in international regions for the quarter.

         "Net orders were up strongly in North America with continuing demand for our products for image-guided radiation therapy and stereotactic radiosurgery," said Guertin, adding that as of the end of the second quarter the company had more than quadrupled worldwide installations of its On-Board Imager product for IGRT over the past year with more than 200 complete or in progress. "Outside North America, orders were up except in Asia where we had exceptionally strong growth in the year-ago quarter. For the first half of this fiscal year, net orders for Oncology Systems are up 13 percent, including 18 percent in North America and 7 percent in international regions, which is in line with our long-term global growth expectations for this business."

         Due to significant growth in our new product shipments and a continued shift toward international deliveries in Oncology Systems, the business experienced an increase in revenues that were deferred until installations are complete. This reduced gross margin by approximately one percentage point during the second quarter. "Over the longer term I expect our gross margins will benefit as these products mature and installation cycles shorten," Guertin said.

X-RAY PRODUCTS

         Revenues for the X-Ray Products business, including X-ray tubes and flat panel digital image detectors for filmless X-rays, were a record $61 million for the second quarter, up 21 percent from the year-ago quarter. "Our emerging business in digital image detectors nearly doubled during the quarter, driven by demand in medical diagnostics, dental CT scanning, and veterinarian care," Guertin said. Meanwhile revenues from X-ray tubes, particularly high-power anode-grounded CT tubes, also grew. "Gross margin for this business grew by two percentage points with the help of dynamic growth in our digital detector shipments," Guertin said.

OTHER BUSINESSES

         The company's Security and Inspection Products business and the Ginzton Technology Center reported combined second quarter revenues of $7 million, down $1 million due to customer delivery schedules. "Orders were up in this business and we are continuing to step-up manufacturing capacity for our security products," Guertin said.

OUTLOOK

         "For the year, we continue to believe that total company revenues should increase by about 14 percent above the fiscal 2005 total," Guertin said. "Third-quarter revenues
                                   -- MORE --

Varian Medical Systems Reports Results for Second Quarter of
Fiscal Year 2006                                                          Page 3

should grow in the low double digits over the comparable period in fiscal year 2005. Excluding the impact of expensing stock options, growth in net earnings per diluted share for fiscal year 2006 should be in the range of 17 to 18 percent over the fiscal year 2005 total, and third quarter net earnings per diluted share should grow by about 14 percent over the comparable period in fiscal year 2005."

         The company expects that the annual impact of stock option expensing will be in the range of $0.19 to $0.22 per diluted share in fiscal year 2006 and about $0.05 for the third quarter. The company is footnoting the impact of stock option expensing on the attached consolidated statement of earnings.

CHANGE IN ACCOUNTING

         The results for the second quarter of fiscal 2006 include the impact from adoption in the first quarter of 2006 of SFAS 123(R) that requires expensing of stock options and other share-based payments. The company included in its cost of revenues and operating expenses total share-based compensation expenses of approximately $12 million ($7 million net of tax on earnings or $0.05 per diluted share).

          For comparison purposes, the fiscal 2005 second quarter and first-half results have been adjusted to reflect a segment reporting change initiated at the beginning of fiscal year 2006. Oncology Systems results for fiscal year 2005 have been adjusted to include the company's BrachyTherapy unit and exclude the company's Security and Inspection Products business while the fiscal year 2005 results for the Other category have been adjusted to include the Security and Inspection Products business and exclude the BrachyTherapy unit.

INVESTOR CONFERENCE CALL

         Varian Medical Systems is scheduled to conduct its second quarter fiscal year 2006 conference call at 2 p.m. PT today. To hear a live webcast or replay of the call, visit the investor relations page on the company's web site at www.varian.com where it will be archived for a year. To access the call via telephone, dial 1-866-383-8003 from inside the U.S. or 1-617-597-5330 from outside the U.S. and enter confirmation code 40198688. The replay can be accessed by dialing 1-888-286-8010 from inside the U.S or 1-617-801-6888 from outside the U.S. and entering confirmation code 3527172. The telephone replay will be available through 5 p.m. PT, Friday, April 28, 2006. Additionally, certain non-GAAP information will be presented on the conference call. A reconciliation of such non-GAAP information to GAAP may be found on the investor relations page of the company's web site.

                                   -- MORE --

Varian Medical Systems Reports Results for Second Quarter of
Fiscal Year 2006                                                          Page 4

                                      # # #

Varian Medical Systems, Inc., (NYSE:VAR) of Palo Alto, California is the world's leading manufacturer of integrated cancer therapy systems, which are used to treat thousands of patients per day. The company is also a premier supplier of X-ray tubes and flat panel digital subsystems for imaging in medical, scientific, and industrial applications. Varian Medical Systems employs approximately 3,750 people who are located at manufacturing sites in North America and Europe and in its 56 sales and support offices around the world. Additional information is available on the company's investor relations web site at www.varian.com

                                    - MORE -

NOTE REGARDING RECONCILIATION:

For comparison purposes, the company makes reference to certain net earnings and net earnings per diluted share results in the second quarter of the current fiscal year which would have been consistent with GAAP if presented in prior quarters, but which are now inconsistent with GAAP due to changes in accounting standards. These results were reached by excluding non-cash, share-based compensation expenses. The company references those results to allow a better comparison of results in the current period to those in prior periods. The company's reference to these results should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for results that are presented as consistent with GAAP.

FORWARD-LOOKING STATEMENTS

Except for historical information, this news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning industry outlook, including market acceptance of or transition to new products or technology such as intensity modulated radiation therapy (IMRT) or image-guided radiation therapy (IGRT); growth drivers; the company's orders, revenues, backlog, or earnings growth; future financial results and any statements using the terms "should," "believe," "expect," or similar statements are forward-looking statements that involve risks and uncertainties that could cause the company's actual results to differ materially from those anticipated. Such risks and uncertainties include demand for the company's products; the company's ability to develop and commercialize new products; the company's ability to meet demand for manufacturing capacity; the company's reliance on sole or limited-source suppliers; the company's ability to maintain or increase operating margins; the impact of competitive products and pricing; the effect of economic conditions and currency exchange rates; the effect of changes in accounting principles; the company's ability to meet Food and Drug Administration and other regulatory requirements for product clearances or to comply with Food and Drug Administration and other regulatory regulations or procedures; the possibility that material product liability claims could harm future revenues or require the company to pay uninsured claims; the effect of environmental claims and expenses; the company's ability to protect the company's intellectual property; the impact of reduced or limited demand by sole purchasers of certain X-ray tubes; the impact of managed care initiatives or other health care reforms on capital expenditures and/or third-party reimbursement levels; the potential loss of key distributors or key personnel; consolidation in the X-ray tubes market; the ability to make strategic acquisitions and to successfully integrate the acquired operations into the company's business; the risk of operations interruptions due to terrorism, disease (such as Severe Acute Respiratory Syndrome and Avian Influenza) or other events beyond the company's control; and the other risks listed from time to time in the company's filings with the Securities and Exchange Commission. The company assumes no obligation to update or revise the forward-looking statements in this release because of new information, future events, or otherwise.

A summary of earnings and other financial information follows.

Varian Medical Systems Reports Results for Second Quarter of
Fiscal Year 2006                                                          Page 5

              VARIAN MEDICAL SYSTEMS, INC. AND SUBSIDIARY COMPANIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                                   (Unaudited)

                                                                 Q2 QTR        Q2 QTR        Q2 YTD        Q2 YTD
(Dollars and shares in millions, except per share amounts)        2006          2005          2006          2005
------------------------------------------------------------   ----------    ----------    ----------    ----------
Net orders                                                     $    428.8         395.0         831.1         729.3
  Oncology Systems                                                  364.7         336.5         691.4         613.7
  X-Ray Products                                                     58.2          53.9         113.4         103.7
  Other                                                               5.9           4.6          26.3          11.9

Order backlog                                                  $  1,262.0       1,050.0       1,262.0       1,050.0

Revenues                                                       $    413.9         350.8         748.1         649.8
  Oncology Systems                                                  346.5         293.1         622.8         541.1
  X-Ray Products                                                     60.7          50.2         112.9          94.6
  Other                                                               6.7           7.5          12.4          14.1

Cost  of  revenues(1)                                          $    242.8         200.7         438.2         374.5

Gross margin                                                        171.1         150.1         309.9         275.3
  As a percent of revenues                                           41.3%         42.8%         41.4%         42.4%

Operating expenses

  Research and development(1)                                        25.0          20.2          47.2          38.6
  Selling, general and administrative(1)                             66.6          50.6         123.4          96.8

Operating earnings                                                   79.5          79.3         139.3         139.9
  As a percent of revenues                                           19.2%         22.6%         18.6%         21.5%

Interest income, net                                                  2.6           0.6           4.2           1.1

Earnings before taxes                                                82.1          79.9         143.5         141.0

Taxes on earnings(1)                                                 26.3          25.7          46.5          46.5

Net earnings(1)                                                $     55.8          54.2          97.0          94.5
                                                               ==========    ==========    ==========    ==========
    Net earnings per share - basic:(1)                         $     0.42          0.41          0.74          0.71

    Net earnings per share - diluted:(1)                       $     0.41          0.39          0.71          0.68

Shares used in the calculation of net earnings per share:

  Average shares outstanding - basic                                131.9         133.1         131.5         133.5
  Average shares outstanding - diluted                              136.8         138.4         136.4         139.2

----------
(1) Includes the following amounts for expensing stock options and other share-based payments (in millions, except per share amounts)

                                                                 Q2 QTR        Q2 QTR       Q2 YTD       Q2 YTD
                                                                  2006          2005         2006         2005
                                                               ----------    ----------   ----------   ----------
Costs of revenues                                              $      2.0            --          3.0           --
Research & development                                                1.2            --          2.1           --
Selling, general & administrative                                     8.5            --         14.6           --
                                                               ----------    ----------   ----------   ----------
Total                                                                11.7            --         19.7           --
Taxes on earnings                                                    (4.3)                      (6.9)
                                                               ----------    ----------   ----------   ----------
Net earnings                                                   $      7.4            --         12.8           --
                                                               ==========    ==========   ==========   ==========
Net earnings per share - basic                                 $     0.06            --         0.10           --
Net earnings per share - diluted                               $     0.05            --         0.09           --

Varian Medical Systems Reports Results for Second Quarter of
Fiscal Year 2006                                                          Page 6

              VARIAN MEDICAL SYSTEMS, INC. AND SUBSIDIARY COMPANIES
                           CONSOLIDATED BALANCE SHEETS

                                                               MARCH 31,
                                                                 2006         SEPTEMBER 30,
(In thousands)                                                (Unaudited)         2005
----------------------------------------------------------   -------------    -------------
ASSETS
Current assets
    Cash and cash equivalents                                $     266,265    $     243,086
    Short-term marketable securities                               127,290          135,356
    Accounts receivable, net                                       371,301          351,899
    Inventories                                                    177,365          164,873
    Other current assets                                           128,801          121,681
                                                             -------------    -------------
       Total current assets                                      1,071,022        1,016,895
                                                             -------------    -------------
Property, plant and equipment                                      309,711          296,862
    Accumulated depreciation and amortization                     (189,900)        (182,322)
                                                             -------------    -------------
       Net property, plant and equipment                           119,811          114,540
                                                             -------------    -------------
Long-term marketable securities                                         --            3,679
Goodwill                                                           121,389          121,389
Other non-current assets                                            67,752           60,899
                                                             -------------    -------------
Total assets                                                 $   1,379,974    $   1,317,402
                                                             =============    =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
    Accounts payable                                         $      70,643    $      71,007
    Accrued expenses                                               282,826          315,287
    Product warranty                                                39,421           39,407
    Advance payments from customers                                128,277          115,543
    Current maturities of long term debt                             2,697            2,689
                                                             -------------    -------------
       Total current liabilities                                   523,864          543,933
Long-term accrued expenses and other                                55,837           57,124
Long-term debt                                                      57,210           57,318
                                                             -------------    -------------
       Total liabilities                                           636,911          658,375
                                                             -------------    -------------
STOCKHOLDERS' EQUITY
Common stock                                                       131,805          130,715
Capital in excess of par value                                     239,225          150,466
Retained earnings and accumulated other comprehensive loss         372,033          377,846
                                                             -------------    -------------
       Total stockholders' equity                                  743,063          659,027
                                                             -------------    -------------
Total liabilities and stockholders' equity                   $   1,379,974    $   1,317,402
                                                             =============    =============